Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current taxes:
Hong Kong taxes — current	$ 1,728	$ 5,428	$ 3,983
Foreign taxes — current	15,937	13,154	3,764
Total current taxes	17,665	18,582	7,747
Deferred taxes:
Hong Kong taxes — deferred	0	0	0
Foreign taxes — deferred	(173)	(422)	428
Total deferred taxes	(173)	(422)	428
Income tax expense	$ 17,492	$ 18,160	$ 8,175
Effective tax rate	12.50%	16.90%	13.40%